SCHEDULE 14A
                                (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
                   PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant                            ( X )
Filed by a Party Other than the Registrant         (   )
Check the appropriate box:

( x )	Preliminary Proxy Statement
(   )	Confidential, for use of the Commission only
        (as permitted by Rule 14a-6(e) (2))
(   )	Definitive Proxy Statement
(   )	Definitive Additional Materials
(   )	Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

	                      LOTUS PACIFIC, INC.
	       (Name of Registrant as Specified in its Charter)

Payment of Filling Fee (check the appropriate box):

( X )  No fee required.
(   )  Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

       (1)  Title of each class of securities to which transaction applies:
            _______________________________________________________________

       (2)  Aggregate number of securities to which transaction applies:
            _______________________________________________________________

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filling fee is calculated and state how it was determined):
            _______________________________________________________________

       (4)  Proposed maximum aggregate value of transaction:
            _______________________________________________________________

       (5)  Total fee paid:
            _______________________________________________________________

            (  ) Fee paid previously with preliminary materials.

            (  ) Check box if any part of the fee is offset as provided by
                 Exchange Act Rule 0-11 (a) (2) and identify the filling for which the offsetting fee was previously. Identify the previous filling by registration statement number, or the Form or Schedule and the date of its filling.

            (1)  Amount Previously Paid:
	         _________________________________________________________

            (2)  Form, Schedule or Registration Statement No.:
                 _________________________________________________________

            (3)  Filling Party:
	         _________________________________________________________

            (4)  Date Filed:
	         _________________________________________________________



                              LOTUS PACIFIC, INC.





April 18, 2001



Dear Lotus Pacific Shareholders:

We cordially invite you to attend Lotus Pacific's 2000 Annual Meeting of Shareholders, which will be held at 200 Centennial Avenue, Piscataway, New Jersey 08854 on the 18th, May 2001 at 2:00 p.m.

At this year's Annual Meeting, shareholders will be asked to approve the Company's Amended and Restated Certificate of Incorporation, elect seven directors, and ratify the appointment of Larson Allen Weishair & Co, LLP as independent auditors of the Company for the fiscal year ended June 30, 2001. Additional information about the Annual Meeting is given in the attached Notice of Annual Meeting and Proxy Statement.

Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. Voting your proxy will ensure your representation at the Annual Meeting.

I hope to see you at the May 18, 2001 Annual Meeting.


Sincerely,


James Yao
Chairman of the Board


                              LOTUS PACIFIC, INC.
                       200 Centennial Avenue, Suite 201
                         Piscataway, New Jersey 08854

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           To be held May 18, 2001

     NOTICE is hereby given that the Annual Meeting of Stockholders of Lotus Pacific, Inc., a Delaware corporation (the "Company"), will be held at 200 Centennial Avenue, Suite 201, Piscataway, New Jersey, on May 18, 2001, at 2:00 p.m., Eastern Standard Time, to consider and take action on the following matters:

     (1) To approve the Company's Amended and Restated Certificate of Incorporation;

     (2) To elect seven directors to serve until the next Annual Meeting of Stockholders or until their successors are elected and qualified;

     (3) To ratify the appointment of Larson Allen Weishair & Co, LLP (formerly Schiffman Hughes Brown) as independent auditors of the Company for the fiscal year ending June 30, 2001; and

     (4) To conduct such other business as may properly come before the meeting and any adjournments thereof.

The Board of Directors has fixed the close of business on April 18, 2001, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, MANAGEMENT URGES YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT SELF-ADDRESSED ENVELOPE PROVIDED FOR YOUR CONVENIENCE. SHOULD YOU ATTEND IN PERSON, YOU MAY, IF YOU WISH, WITHDRAW YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

By Order of the Board of Directors

Gary Huang
Secretary


April 18, 2001


                              LOTUS PACIFIC, INC.
                       200 Centennial Avenue, Suite 201
                        Piscataway, New Jersey 08854


	                       PROXY STATEMENT
	              FOR ANNUAL MEETING OF STOCKHOLDERS

	                  TO BE HELD MAY 18, 2001

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Lotus Pacific, Inc., a Delaware corporation (the "Company"), for use at the 2000 Annual Meeting of Stockholders of the Company and for any adjournments or postponements thereof (the "Annual Meeting"). The Annual Meeting is to be held at the Company's principal executive office, 200 Centennial Avenue, Suite 201, Piscataway, New Jersey 08854, at 2:00 p.m., Eastern Standard Time, on May 18, 2001, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. A Board of Directors' proxy (the "Proxy") for the Annual Meeting is enclosed, by means of which you may vote as to the proposals described in this Proxy Statement.

All Proxies which are properly completed, signed and returned to the Company prior to the Annual Meeting, and which have not been revoked, will be voted in accordance with the stockholder's instructions contained in such Proxy. In the absence of instructions, shares represented by such Proxy will be voted (i) FOR the approval of the Company's Amended and Restated Certificate of Incorporation, (ii) FOR the election as directors of the persons nominated by the Board of Directors, and (iii) FOR the approval and ratification of the appointment of Larson Allen Weishair & Co, LLP (formerly Schiffman Hughes Brown) as independent auditors of the Company. The Board of Directors is not aware of any business to be presented at the Annual Meeting except the matters set forth in the Notice and described in this Proxy Statement. If any other matters properly come before the Annual Meeting, the persons named in the accompanying Proxy will vote on those matters in accordance with their best judgment. A stockholder may revoke his or her Proxy at any time before it is exercised by filing with the Secretary of the Company at its principal executive offices either a written notice of revocation or a duly executed Proxy bearing a later date, or by attending in person at the Annual Meeting and expressing a desire to vote his or her shares in person.

This Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders are being sent to stockholders on or about April 30, 2001.


                        VOTING SECURITIES, SOLICITATION

Only stockholders of record of the Company's Common Stock and Series A Preferred Stock at the close of business on April 18, 2001 (the "Record Date") will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. As of the Record Date, there were outstanding and entitled to vote 64,133,795 shares of Common Stock and 4,300 shares of Series A Preferred Stock. The presence, in person or by proxy, of stockholders entitled to cast a majority of votes which stockholders are entitled to cast at the Annual Meeting will constitute a quorum for the Annual Meeting. Each share of Common Stock and Series A Preferred Stock is entitled to one vote upon all matters to be considered at the Annual Meeting, except that the holders of Series A Preferred Stock, as a class, are entitled to elect two directors. Under Delaware law, abstentions and broker non-votes are treated as present for the purpose of determining a quorum present at the Annual Meeting; however, broker non-votes will be considered not to represent voting power present at the Annual Meeting, while abstentions will be considered to represent voting power present at the Annual Meeting.

Approval of the proposal to adopt the Amended and Restated Certificate of Incorporation requires the affirmative vote of a majority of all of the outstanding shares of Common Stock. Accordingly, broker non-votes and abstentions will have the effect of negative votes with respect to this proposal. The affirmative vote of the holders of a plurality of the outstanding shares of Common Stock and Series A Preferred Stock present or represented by proxy at the Annual Meeting is required to elect each of the seven persons nominated for election to the Board of Directors, meaning that the seven nominees that receive the most votes will be elected. Accordingly, broker non- votes and abstentions will have no effect in determining the outcome of this proposal. There is no cumulative voting in the election of directors. The vote required to approve the ratification of the Company's independent auditors is the majority of the shares of Common Stock and Series A Preferred Stock represented in person or by proxy at the Annual Meeting. Accordingly, broker non-votes will have no effect on this proposal, and abstentions will have the effect of negative votes with respect to this proposal.

The cost of soliciting these Proxies, consisting of the printing, handling and mailing of the proxy card and related material, and the actual expense incurred by brokerage houses, custodians and fiduciaries in forwarding proxy material to the beneficial owners of stock, will be paid by the Company. In addition to the use of the mails, Proxies may be solicited by officers, directors and regular employees of the Company by telephone, facsimile, electronic means, or in person. These persons will receive no extra compensation for their services. The Company reserves the right to have an outside solicitor conduct the solicitation of Proxies and to pay such solicitor for its services.

	                        PROPOSAL NO. 1

	                   APPROVAL OF THE COMPANY'S
	       AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

The Board of Directors has approved a resolution adopting an Amended and Restated Certificate of Incorporation (the "Restated Certificate") which would, among other things, (i) provide for the indemnification of directors, officers, employees or agents whom the Company has the power to indemnify to the full extent permitted by the Delaware General Corporation Law, (ii) eliminate stockholder action by written consent and limit the calling of special meetings of stockholders, (iii) require advance notice of stockholder nominations for election of directors and other business to be brought before a meeting of stockholders, and (iv) correct technical errors in the Company's Certificate of Incorporation. At the Annual Meeting, stockholders will consider and vote on the approval of the Restated Certificate. The text of the proposed Restated Certificate is attached to this Proxy Statement as Exhibit A. The statements made in this Proxy Statement with respect to the Restated Certificate should be read in conjunction with and are qualified in their entirety by reference to Exhibit A. The text of the Company's Amended and Restated Bylaws (the "Restated Bylaws") is attached to this Proxy Statement as Exhibit B.

The Board of Directors recommends that stockholders vote FOR the proposal to adopt the Restated Certificate.


	                        PROPOSAL NO.  2

	                     ELECTION OF DIRECTORS

Nominees

The Board of Directors of the Company is elected each year at the Annual Meeting of Shareholders. Seven directors will be elected at this year's meeting. Each director will serve until the 2001 Annual Meeting of Shareholders and until he or she is succeeded by another qualified director who has been elected, or until his or her death, resignation or removal.

Name of Nominee     Age          Position with the Company       Director Since

James Yao            48          Chairman of the Board           1997
Willian G. Hu        51          Chief Executive Officer         N/A
David Leung          56          Director                        1997
De-Liang Wang        44          Vice President                  N/A
Jack Lin             33          Director                        2000
June Chang           49          Director                        2000
Gary Huang           46          Secretary & Treasurer           1997


There is no family relationship between any of the nominees or between any of the nominees and any of the Company's executive officers. The Company's executive officers serve at the discretion of the Board of Directors. Detailed information about the Company's directors and nominee is provided below.



Directors/Nominees

Mr. Yao has been Chairman of the Company's Board of Directors since January 1997. He served as President of the Company from December 1996 to March 1999. Mr. Yao has over 16 years of experience in the management of multinational companies, most recently with Yao Investment Corp., an investment management company, where he served as President & Chairman since 1997, and Lotus International Holdings Corp., where he has served as President since December 1996. Mr. Yao graduated from Miya Gawa University in Tokyo, Japan.

Mr. Hu has been Chief Executive Officer of the Company since January 2001. He also serves as Chairman of the Board of Directors of Acumen Technology, Inc., a wholly owned subsidiary of the Company since January 2001. Mr. Hu holds a Master of International Affairs from Columbia University and a J.D. from Benjamin N. Cardozo School of Law. Mr. Hu worked for Skadeen, Arps, Slate, Meagher & Flom and Paramount Pictures Corporation. Prior to joining the Company, he served as its corporate counsel.

Mr. Wang has been a Vice President of the Company since March 1999. From January 1996 to March 1999, Mr. Wang served as Vice President of Regent Electronics Corp., a subsidiary of the Company. Mr. Wang was employed as a senior hardware engineer at AT&T Bell Laboratories from May 1990 to December 1995.

Mr. Leung has been a Director of the Company since January 1997. From 1997 to 2000, he also served as the Company's Vice President. From January 1993 to March 1995, Mr. Leung was General Manager of Shenzhen New Technology Development Co., Ltd., a computer software technology corporation in Shenzhen, China. He has also been a director of Lotus International Holdings Corp, an investment management company since 1997. Mr. Leung holds a B.S. from Beijing Institute of Technology.

Ms. Chang has been a member of the Board of Directors since September 2000. From 1984 to 1989, Ms. Chang was an economist and department manager at CNTIC, a major import and export company in China. From 1993 to 1998, she served as Vice President of Producer International Inc.
(USA), an international import-export company. From 1999 to the present, Ms. Chang has been self-employed as a private investor. Ms. Chang received her M.B.A. degree from Birmingham University Business School in the United Kingdom.

Mr. Huang has been a member of the Board of Directors since October 1998. From January 1997 to the present, Mr. Huang has served as Secretary of the Company, and he has served as Treasurer since March 2000. Prior to joining the Company, from January 1996 to January 1997, Mr. Huang was an accountant / financial analyst at Rightiming Electronics Corp., a consumer electronics technology company in New Jersey. He holds an M.B.A. in finance from the University of New Haven and an M.A. in Economics from Yale University.

Mr. Lin has been a Director of the Company since October 16, 2000. Since August 1998, he has served as International Marketing Manager at Crown Resort Limited, an Australian company engaged in the travel/hospitality business. From July 1994 to January 1997, he was an Assistant International Marketing Representative, and from January 1997 to August 1998, he was an Assistant International Manager at Conrad International, an international chain of hotels operated by Hilton Hotels Corp. Mr. Lin holds a B.A. in business from Griffith University in Australia.

There are no family relationships among the members of the Board of Directors and/or the executive officers of the Company.

Board and Committee Meetings

The Board of Directors held four meetings during Fiscal 2000. All of the directors were in attendance at more than 75% of the meetings of the Board as well as all meetings of each committee of the Board on which they served.

The Board of Directors has a standing Audit Committee and Compensation Committee. During fiscal 2000, the members of the Compensation Committee were June L. Chang, Jeremy Wang and James Yao, the members of the Audit Committee were June L. Chang, Jack Lin and Kuan C. Tsai. The Company does not currently have a nominating committee.

The Audit Committee operates under the Audit Committee Charter adopted by the Board of Directors, a copy of which is attached as Exhibit C to this Proxy Statement. The purpose of the Audit Committee is to oversee the Company's financial reporting process, including reviewing the financial reports and other financial information filed by the Company with the Securities and Exchange Commission. The Audit Committee was organized in September 2000, and did not exist during Fiscal 2000.

The Compensation Committee is responsible for reviewing the compensation arrangements in effect for the Company's executive officers and for administering all the Company's employee benefit plans, including the 2000 Equity Incentive Plan. The Compensation Committee held two meetings during Fiscal 2000.




Director Compensation

During Fiscal 2000, non-employee directors of the Company were each paid $1,000 for each regular meeting of the Board of Directors which they attended and $800 for each special or committee meeting of the Board of Directors which they attended, plus, in each case, actual out-of-pocket expenses for attendance. Non -employee directors are eligible to receive an option to purchase 5,000 shares of the Company's Common Stock for each fiscal year during which they serve as directors. Prior to Fiscal 2000, no payments were made and no stock options were granted to non-employee directors.

Directors who are also employees of the Company do not receive cash payments or stock options for their service as directors.


                              AUDIT COMMITTEE REPORT

In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed with the Company's management team the audited financial statements for Fiscal 2000, which were included in the Company's Annual Report on Form 10-K for Fiscal 2000. The Audit Committee has discussed with the Company's independent accountants those matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU (S)380), including the quality, not just the acceptability, of the accounting principles and the clarity of the disclosures in the financial statements.

The Audit Committee has received the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), relating to the independence of the Company's independent auditors and has discussed these matters with the independent auditors.

Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors of the Company that the Company's audited financial statements for Fiscal 2000 be included in the Company's Annual Report on Form 10-K for Fiscal 2000 for filing with the Securities and Exchange Commission.


	                      EXECUTIVE COMPENSATION

The following table sets forth for the fiscal years ended June 30, 1998, 1999 and 2000 the compensation for services in all capacities to the Company of the persons who were at June 30, 2000 (i) the chief executive officer of the Company , and (ii) other executive officers of the Company who received over $100,000 in compensation during Fiscal 2000 (collectively, the "Named Officers").



	                      SUMMARY COMPENSATION TABLE


        Annual Compensation                                           Long Term Compensation
--------------------------------------------------------  ----------------------------------------------

                                                          Restricted  Securities
Name and Principal                          Other Annual    Stock     Underlying   LTIP     All Other
Position         Year  Salary($)  Bonus($)  Compensation    Award     Options/SAR  Payouts  Compensation
---------------  ----  ---------  --------  ------------  ----------  -----------  -------  ------------
William G. Hu    2000   N/A(1)      ---          ---         ---          ---        ---        ---
Chief Executive  1999   N/A         ---          ---         ---          ---        ---        ---
Officer

David Li         2000   66,667(2)  90,000        ---         ---        300,000      ---        ---
Chief Financial  1999    N/A        ---          ---         ---          ---        ---        ---
Officer          1998    N/A        ---          ---         ---          ---        ---        ---

Hsing Chih Tuan  2000   114,045     8,000        ---         ---          ---        ---        ---
President of     1999    N/A        ---          ---         ---          ---        ---        ---
Correlant        1998    N/A        ---          ---         ---          ---        ---        ---
Communications

Max Lu           2000   163,385     ---          ---         ---      1,400,000(3)   ---        ---
President & CEO  1999    N/A        ---          ---         ---          ---        ---        ---
of Arescom       1998    N/A        ---          ---         ---          ---        ---        ---
--------------------------------------------------------------------------------------------------------


(1) Mr. Hu was employed by the Company in January 2001. His current annual salary $120,000.

(2) Reflects actual salary paid during the portion of Fiscal 2000 in which Mr. Li was employed by the Company. Mr. Li's annual salary rate during such time was $80,000.

(3) Options are for the purchase of common stock of Arescom.


Employment Contracts, Termination of Employment,and Change in Control
Agreements

None of the Company's executive officers have employment or severance agreements with the Company, and their employment may be terminated at any time at the discretion of the Board of Directors.


	     COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Company operates in the extremely competitive and rapidly changing high technology industry. The Committee believes that the compensation programs for its executive officers should be designed to attract, motivate and retain talented executives responsible for the success of the Company and should be determined within a competitive framework and based on the achievement of designated financial targets, individual contribution and financial performance relative to that of the Company's competitors. Within this overall philosophy, the goals of the Committee are to: (1) attract, retain and motivate highly qualified executive officers and employees who contribute to the long-term success of the Company; (2) align the compensation of executive officers with business objectives and performance; and (3) align incentives for executive officers with the interests of stockholders in maximizing value.

The guiding principle of the Compensation Committee is to establish a compensation program that aligns executive compensation with the Company's objectives and business strategies as well as with operational and financial performance. Accordingly, each executive officer's compensation package is composed of three elements: (a) base salary which reflects an individual's responsibilities, performance and expertise and is designed to be competitive with salary levels in effect at high technology companies of the same size as the Company; (b) annual cash bonuses tied to the Company's achievement of specified goals; and (c) non-qualified stock options which strengthen the alignment of interests between the executive officers and the Company's stockholders.

During Fiscal 2000, Jeremy Wang, the former President of the Company, and James Yao, the Company's Chairman of the Board, were members of the Company's Compensation Committee.


	                       STOCK PERFORMANCE

The following table compares the percentage change in cumulative total stockholder return on the Company's Common Stock against the cumulative total return of the Russell 3000 Index and the Chase Hambrecht & Quist Technology Index from May 9, 1997, the earliest date for which trading records with respect to the Company's Common Stock are available, through June 30, 2000. The comparisons in this table are required by the Securities and Exchange Commission. The stock price performance shown on the graph is not intended to forecast or be indicative of future price performance.


                 5/9/1997   6/30/1997   6/30/1998   6/30/1999   6/30/2000

Lotus Pacific      $100      $117        $337        $350        $329
Russell 3000        100       108         137         163         176
H&Q Technology      100       107         115         186         310
Index


                                  PROPOSAL NO. 3

	           RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The firm of Larson Allen Weishair & Co, LLP (formerly Schiffman Hughes Brown) ("Larson Allen") have been the Company's independent auditors since 1994. Subject to ratification by the Company's stockholders, the Board of Directors has selected Larson Allen to continue in this capacity for the fiscal year ending June 30, 2001.

Audit Fees. The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended June 30, 2000, and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year, were $264,242, of which $209,242 paid to Larson Allen and $55,000 to Ernst & Young, LLP.

Financial Information Systems Design and Implementation Fees. There were no fees billed by Larson Allen to the Company for financial information systems design and implementation fees for fiscal 2000.

All Other Fees. The aggregate fees billed to the Company for all other services rendered by Larson Allen for fiscal 2000, consisting primarily of tax services, were $22,903.

The Board of Directors recommends a vote FOR the ratification of Larson Allen as the Company's independent auditors.

Certain Relationships and Related Transactions.

During Fiscal 2000, the Company had no related party transactions of the kind described in Item 404 of Regulation S-K.

Compliance With Section 16(a) of The Securities Exchange Act Of 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors and persons who own more than 10% of a registered class of the Company's equity securities(collectively, the "Reporting Persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with copies of these reports. To the Company's knowledge, based solely on a review of the Forms 3, 4, and 5 submitted to the Company during and with respect to Fiscal 2000, there are no known failures to file a required Form 3, 4 or 5 and, except for a late filing of a Form 3 by each of James Yao, David Leung, Evolving Investments Ltd., and Yao Investment Corp., no known late filings of a required Form 3, 4 or 5 during Fiscal 2000 by any person required to file such forms with respect to the Company pursuant to Section 16 of the Exchange Act.




                SHAREHOLDER PROPOSALS FOR PROXY STATEMENT
                         FOR NEXT ANNUAL MEETING

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in the Company's proxy statement and for consideration at the next annual meeting of its stockholders by submitting their proposals to the Company in a timely manner. To be included in the proxy statement for the Company's next Annual Meeting of Stockholders, stockholder proposals must be received by the Company at its principal executive office no later than July 31, 2001 and must otherwise comply with the requirements of Rule 14a-8. In addition, the Company's Restated Bylaws establish an advance notice procedure with regard to certain matters, including stockholder proposals not included in the Company's proxy statement, to be brought before an annual meeting of stockholders. In general, notice must be received by the Secretary of the Company not later than 120 days prior to the anniversary date of the immediately preceding annual meeting and must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters. Therefore, to be presented at the Company's next Annual Meeting of Stockholders, such a proposal must be received by the Company no later than July 31, 2001. However, if the date of the Company's next Annual Meeting of Stockholders is more than 60 days earlier or more than 90 days later than the date of the immediately preceding Annual Meeting, then notice must be received no later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which notice of the date of the meeting is mailed or public disclosure of the date of such meeting is made, which ever comes first. All notices of proposals by stockholders, whether or not to be included in the Company's proxy materials, should be sent to the Secretary of the Company at 200 Centennial Avenue, Piscataway, New Jersey 08854.



                                         By order of the Board of Directors

                                         Gary Huang
                                         Secretary

Dated: April 18, 2001


                              LOTUS PACIFIC, INC.
                               STOCKHOLDER PROXY

           This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints James Yao and William G. Hu, or either of them, as proxy or proxies of the undersigned, with full power of substitution, to attend and represent the undersigned at the Annual Meeting of Stockholders of Lotus Pacific, Inc. (the "Company"), to be held on May 18, 2001, and at any adjournment thereof, and to vote thereat the number of shares of stock of the Company the undersigned would be entitled to vote if personally present, in accordance with the instructions set forth on this proxy card. Any proxy heretofore given by the undersigned with respect to such stock is hereby revoked.

                  PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
                     PROMPTLY USING THE ENCLOSED ENVELOPE.

1. Proposal to approve the Amended and Restated Certificate of Incorporation.

	(      ) FOR 	  (     ) AGAINST 	(    ) ABSTAIN

2. Proposal to elect William G. Hu, James Yao, David Leung, De-Liang Wang, June L. Chang, Jack Lin, and Gary Huang as directors of the Company.

   (    ) FOR all nominees listed above	        (   ) WITHHOLD AUTHORITY
   (except as marked to the contrary below)     to vote for all nominees listed
                                                above
   _______________________________________________________________________
   (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)

3. Proposal to ratify the Board of Directors' selection of Larson Allen Weishair & Co, LLP to serve as the Company's independent auditors for the fiscal year ending June 30, 2001.

	(      ) FOR 	 (     ) AGAINST 	(    ) ABSTAIN

4. In the discretion of such proxy or proxies with respect to such other matters as may properly come before the meeting.

If no specification is made, this Proxy will be voted FOR Proposals 1, 2 and 3 listed above.

						_________________________
						Signature

Dated: ____________, 2001			__________________________
						Signature, if held jointly

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.